UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) November 7, 2014

SEARS HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51217, 001-36693	20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

3333 Beverly Road

Hoffman Estates, Illinois 60179

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 286-2500

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Sears Holdings Corporation (“Holdings”) today announced that its rights offering of 40,000,000 shares of Sears Canada Inc. (“Sears Canada”) closed on November 7, 2014. Holdings issued a press release announcing the closing of the rights offering. This press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Holdings previously filed an Item 2.01 Form 8-K (dated October 16, 2014) on October 20, 2014, which reported that Holdings had sold 17,741,508 common shares of Sears Canada to ESL Partners, L.P. and Edward S. Lampert, Chairman and Chief Executive Officer of Holdings and Chairman and Chief Executive Officer of ESL Investments, Inc., and related entities (collectively “ESL”) pursuant to this rights offering. The unaudited pro forma consolidated financial information of Holdings giving effect to that sale, and the related notes, were attached as Exhibit 99.1 to Holdings’ Current Report on Form 8-K filed on October 20.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit

Exhibit 99.1 – Press Release dated November 10, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

Dated: November 10, 2014	By:	/s/ Robert A. Riecker
Robert A. Riecker
Its: Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit 99.1 – Press Release dated November 10, 2014